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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                  CURENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 26, 2001
                   Date of Report (Date of earliest reported)

Wellstone Acquisitions, Corp.
             (Exact name of registrant as specified in its chapter)

Delaware                             000-28527                   52-2201502
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation              File Number)             Identification No.)

221 W. 2nd St. Suite 627, Little Rock, Arkansas 72201
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code 501-707-0360

720 E. Front St., Lonoke, AR 72086
          (Former name or former address, if changed since last report)

Item 1 Change in Control of Registrant

Not applicable.

Item 2 Acquisition of Disposition of Assets

Not applicable.

Item 3 Bankruptcy and Receivership

Not applicable.

Item 4 Changes in Registrant's Accountant

On December 19, 2001 we dismissed our principal independent accounting firm,
Weinberg & Company, P.A. and hired Bierwolf, Nilson & Associates. The reports of
Weinberg & Company, P.A., for the 1999 fiscal year did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 1999 and in the subsequent interim period, there were no disagreements with Weinberg & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of
Weinberg & Company would have cause Weinberg & Company to make reference to the matter in their report. The Company has requested Weinberg & Company furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated December 21, 2001 is filed as Exhibit 16 to this Form 8-K.

On November 16, 2001, the Board of Directors approved the dismissal of Weinberg
& Company, P.A., as the principal independent accountants and the hiring of
Beirwolf, Nilson & Associates in that capacity. The Board of Directors determined that Bierwolf, Nilson & Associates would be better able to serve the needs of the Company in the future. During the Company's fiscal year ended
December 31, 1999, and the subsequent interim period prior to engaging Bierwolf,
Nilson, & Associates, the Company has not consulted Bierwolf, Nilson, &
Associates regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; and no written report was provided to the Company and no oral advise was provided that
Bierwolf, Nilson & Associates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a) (1) (iv) of Regulation S-K) or a reportable event (as described in paragraph 304 (a)(1)(v) of Regulation S-K).
Bierwolf, Nilson, & Associates has reviewed the disclosure contained herein and agrees with the same.

Item 5 Other Events and Regulation FD Disclosure.

Not applicable.

Safe Harbor Statement

The statements contained herein, which are not historical, are forward looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward looking statements, including, but not limited to, the Company's ability to market its products and services and future customer acceptance for these products and services and other risks detailed from time to time in company documents furnished to investors.

Item 6 Resignations of Registrant's Directors

Not applicable.

Item 7 Financial Statements and Exhibits

B) Exhibits
Exhibit 16.  Letter of Consent to Change in Auditor by Weinberg & Company, P.A.

Item 8 Changes in Fiscal Year

Not applicable.

Item 9 Regulation FD Disclosure

Not applicable.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Wellstone Acquisition Corp.
                                            (Registrant)
Date: December 26, 2001
                                         /s/Gregg Rollins
                                            GREGG ROLLINS,
                                            Corporate Secretary